SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


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                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 2, 1998

                              United Capital Corp.
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             (Exact name of registrant as specified in its charter)

Delaware                              1-10104             04-2294493
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(State or other jurisdiction   (Commission File Number)  (IRS Employer
  of incorporation)                                      Identification No.)

                       9 Park Place, Great Neck, NY 11021
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                     Address of principal executive offices


       Registrant's telephone number, including area code: (516) 466-6464


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

On January 2, 1998, the Registrant completed the sale of the stock of its Dorne & Margolin, Inc. ("D&M") subsidiary to AIL Systems, Inc. ("AIL") for $16 million in cash. This transaction will result in a first quarter pretax gain to the Registrant of approximately $9 million and have an estimated $.92 per share effect on earnings on an after tax basis. In addition, the Registrant retained D&M's 90,000 square foot manufacturing facility in Bohemia, New York which will become part of the Registrant's real estate portfolio. AIL, an employee owned Company located in Deer Park, New York, will relocate D&M's operations into its Deer Park facility along with a majority of D&M employees.

D&M is an international leader in the design and manufacture of antenna products for a wide array of applications including commercial and military aviation, communication, navigation, weather tracking, GPS and PCS. This component of the Registrant was acquired as part of the acquisition of Metex Corporation in 1989. Before beginning to show signs of recovery in 1997, D&M had struggled over the past several years, losing almost $5 million from operations in the three years prior to 1997.

Management, which has a long-standing commitment to maximizing shareholder value in all aspects of its business, has invested significant resources in returning the antenna systems group to profitability, as noted during the first nine months of 1997. The results, however, are not in line with the returns on investment achievable in the Registrant's other business segments. In keeping with management's commitment to maximize shareholder value, and after a thorough analysis of AIL's offer as well as D&M's current and future prospects, management concluded that a sale at this time was in the best interest of Registrant's shareholders.

FORWARD-LOOKING STATEMENTS
This Form 8-K contains certain forward-looking  statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. All forward-looking statements involve risks and uncertainty, including without limitation, general economic conditions, competition, potential technology changes and potential changes in customer spending and purchasing policies and procedures. Although the Registrant believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Registrant or any other person that the objectives and plans of the Registrant will be achieved including the financial impact of this transaction.

Item 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION
          AND EXHIBITS.

(a) EXHIBIT NO.                    EXHIBITS

    99(a) Proforma Financial Information (to be filed within 60 days of the due date of the filing of this Report on Form 8-K).


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNITED CAPITAL CORP.

Dated: January 8, 1998               By:/s/ Anthony J. Miceli
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                                        Anthony J. Miceli
                                        Vice President, Chief Financial Officer
                                        and Secretary of the Registrant